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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Computer Task Group, Incorporated, a New York corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 28, 2002 as filed with the Securities and Exchange Commission (the "Form 10-Q") that:

          (1)       the Form 10-Q fully complies with the requirements of
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 11, 2002            /s/ James R. Boldt
                                   --------------------------------------------
                                   James R. Boldt
                                   President and Chief Executive Officer

Dated:  November 11, 2002            /s/ Gregory M. Dearlove
                                   -----------------------------------
                                   Gregory M. Dearlove
                                   Vice President and Chief Financial Officer


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